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(Amendment No.    )

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Security Policy

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Privacy Policy

Computershare wants to make your on-line experience satisfying and safe. Our aim is to safeguard the privacy and security of your personal information whilst providing a personalised service that meets your individual preference and needs. At all times we will comply with the prevailing laws and regulations governing the confidentiality and security of information.

What information do we obtain about you and what do we use it for?

Computershare collects information on-line primarily to make it easier for you to use our services. Depending on the services which you are accessing, you may be requested to provide personal information such as your name, address, e-mail address, bank account details, proxy voting preferences and information on your current shareholdings. We will use this information to maintain your account, process any requests and to provide you with the best possible service. We will not use your information for any purpose for which you would not reasonably expect us to use it.

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We employ appropriate technical security measures to protect your personal information and to ensure that it is not accessed by unauthorised persons. Information is held on secure servers and is encrypted wherever this is possible. This is the same encryption used to transmit credit card details over the Internet when buying merchandise online. Our security procedures also provide that, in addition to any password, which you may require to gain access to the service, you may have to provide proof of identification before we will release personal information to you. Multiple incorrect attempts or invalidation, result in a lockout from the information. We undergo periodic reviews of our security policies and procedures to ensure that our systems are secure and protected.

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You may request a copy of the information, which we hold about you by writing to us at our nearest office. There may be a small charge for this service. We also try to ensure that all information, which we hold for you, is accurate. If you find any inaccuracies we will delete these or correct them promptly. Communication with you may be impeded if the information we hold is inadequate or inaccurate.

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Help

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Signing on to PROXY DIRECT™ online proxy voting site

You must sign on to PROXY DIRECT before continuing with your online proxy voting or notice session. In order to do so you need to enter your Control Number and Security Code located on the voting instruction card which you should have received together with other proxy or notice materials through regular mail. Below is a sample proxy card and a sample notice which displays a 14-digit Control Number and 8-digit Security Code. Your card might differ slightly:

Proxy Card (Illustration)	Notice (Illustration)

If your proxy or notice materials were delivered electronically the Control Number and Security Code should be located within your personal campaign information or online voting or notice instructions.

A Control Number and Security Code are being supplied only for campaigns which utilize Internet proxy voting or notice.

How do I provide my voting instructions online?

Online voting is really simple and submitting your voting instructions takes only few minutes. Depending on the campaign setup, after login you might see a Legal page. This legal page has important information for you to review before continuing to vote. Once you have reviewed the information, click the button labeled “Click Here To Acknowledge”.

If you had a Legal page and clicked the “Click Here To Acknowledge” button or if you did not have a Legal page, you will be brought to the Voting page. The Voting page lists the items that you can vote on. To vote, simply select an option for each item. Some campaigns will ask if you will attend a special meeting they will be holding. You can choose to attend by checking off the box labeled “Yes, I plan to attend the meeting...”. If you would like to receive an email containing confirmation of what you have voted, you can enter your email address in the box below the voting instructions.

IMPORTANT NOTE: We do not validate your supplied e-mail address in any way so make sure that you have entered it correctly. Also, e-Mail is not 100% reliable therefore we cannot guarantee that such confirmation will reach the specified destination.

Once you are satisfied with the way you have voted, click the button labeled “Submit Vote”. This will submit your vote to our tabulation system.

After placing your vote you will be brought to the Vote Confirmation page. This page displays how you have voted for the campaign. At this point you can exit the website by either closing the browser window or clicking the button labeled “Vote Another Card or Exit”. Clicking that button will bring you back to the Home page.

My proxy campaign is participating in Notice & Access, how do I request paper copies of the shareholder meeting materials?

Requesting paper copies of the shareholder meeting materials is simple. It takes only a few minutes. After login, you will be brought to the Setup page. Here you have several options, you can Request Materials for the current proxy campaign by mail or email and/or setup future proxy delivery preferences.

Request Materials: Selecting this option will allow you to specify how you would like to receive the proxy materials. You can choose electronic delivery which allows you to enter in the email address you would like the materials sent to or you can choose regular mail and the materials will be sent by regular mail to the address we have on file for you.

Set Future Preferences: Selecting this option will allow you to specify how you want to receive proxy material for future campaigns. You have the same options as in the Request Materials section: electronic delivery or regular mail.

Page layout looks a bit (or completely) off

The Internet Voting site has been built for and tested on Microsoft® Internet Explorer 6.0 and newer versions and everything should look and work properly when using this browser. If you are using any other browser you may experience layout distortions and/or improper operation.

Layout may be incorrect or plain ugly if your system is using Large System fonts. Some users with very large monitors tend to utilize this setting while working in very high resolutions. This will cause images and text to disalign and therefore distort the design. The only solution to this problem is either to change your system font settings or, if the browser allows (i.e. Internet Explorer) lower the size of the font for the browser only - this is a very quick and recommended solution.

I have already sent my paper voting instructions, what now?

All of the instructions submitted via any supported means are processed in the order in which they were received. You can still provide your voting instructions on-line but be advised that if we have not yet received your mailed in ballot it will overwrite your online instructions once it is received. If you have previously submitted your vote via mail, telephone etc. you can check whether it has been received and processed by going into the Detailed Information section for any item. The top portion of that section will contain your current voting status and if a previous vote has been received, indicate when and how. Until you confirm that your previous vote has been processed we suggest you put off your online vote until later.

Mailed votes are usually processed within 5 business days from the date of mailing. Telephone and Internet votes are usually processed within 12-24 hours.

Can I change my previous voting instructions submitted online?

You can re-submit your instructions online as many times as you wish before the actual meeting date. A newer vote will always overwrite the old one. The Detailed Information section contains an indicator when and how your previous vote, if any, has been received and processed.

If your new (mailed, online, etc.) vote is the same as the vote already received it will be disregarded and the date and source will stay unchanged.

I am unable to sign on

Your browser must be able to process JavaScript scripts in order to proceed with the online proxy voting. If any of these requirements is not satisfied, clicking on the Continue button next to the Control Number entry area will either produce no result or result in a Runtime or Script Error.

Some corporations do not allow their users to process active content (scripts). In this case you would not be able to vote electronically from your office.

If your browser either does not support JavaScript or has this feature turned off, you will not be able to sign on. You may also encounter several Script Errors.

Error While Printing Vote Submission Confirmation

Some shareholders have reported that after submitting their voting instructions the browser has returned an error “Page expired” after trying to print the confirmation page. This problem has been only apparent to Netscape Navigator/Communicator users. There is no fix for this error at this time. Please note that this “Error While Printing Vote Submission Confirmation” does not affect the vote you cast.

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The proxy materials are available via VIEW MATERIALS on this page and on the bottom of each page of this site. You can request paper copies or electronic delivery by clicking on the REQUEST MATERIALS option. Permanent elections for future proxies can be made by clicking on SET FUTURE PREFERENCES. Requesting paper materials for current or future proxies will be at no additional cost to you. If you are ready to vote, please click CONTINUE TO VOTING.

ACCESS OR REQUEST MATERIALS	VOTE YOUR PROXY

View Materials: Click Here

Request Materials: Click Here	To vote via our touch tone line, have your proxy ballot in front of you and call 800-337-3503

Set Future Preferences: Click Here	Continue To Voting

To Request Materials via our Touch Tone Order

Request line call 1-877-816-5331

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View Materials Page

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VIEW MATERIALS ONLIINE

To view your documents please click the appropriate link below.

Document	Link

2017 Sample Proxy Ballot	2017 Proxy Ballot.pdf

2017 Proxy Statement	2017 Proxy Statement.pdf

Letter to Shareholders	Letter to Shareholders.pdf

Continue To Voting

You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address below:

http://www.adobe.com/products/acrobat/readstep.html

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Request Materials Page

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REQUEST MATERIALS

You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote.

If you would like to make an election to receive electronic delivery or paper copies for all future campaigns, please go back to the All Options Page and click on Set Future Preferences after you have completed this screen.

Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting.

Delivery Option:	x Electronic Delivery	Regular Mail

Email Address:

Confirm Email:

Note: You must click the Save Button to submit your Request for Materials.

All Options    Save

If you would like to make elections for additional control numbers, please click the following button: Back to Login Page

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Set Future Preferences Page

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SET FUTURE PREFERENCES

If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy.

If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page

Delivery Option:	x Electronic Delivery	Regular Mail

Email Address:

Confirm Email:

Note: You must click the Save Button to submit your Request for Materials.

All Options    Save

If you would like to make elections for additional control numbers, please click the following button: Back to Login Page

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Voting Page

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Fund

Mark All>	For	Withhold

Proposals

1.01	To elect Kevin Charleston to the Board of Trustees of each Trust.	For	Withhold

1.02	To elect Kenneth A. Drucker to the Board of Trustees of each Trust.	For	Withhold

1.03	To elect Edmond J. English to the Board of Trustees of each Trust.	For	Withhold

1.04	To elect David L. Giunta to the Board of Trustees of each Trust.	For	Withhold

1.05	To elect Richard A. Gogliato to the Board of Trustees of each Trust.	For	Withhold

1.06	To elect Wendell J. Knox to the Board of Trustees of each Trust.	For	Withhold

1.07	To elect Matrin T. Meehan to the Board of Trustees of each Trust.	For	Withhold

1.08	To elect Maureen B. Mitchell to the Board of Trustees of each Trust.	For	Withhold

1.09	To elect Sandra O. Moose to the Board of Trustees of each Trust.	For	Withhold

1.10	To elect James P. Palermo to the Board of Trustees of each Trust.	For	Withhold

1.11	To elect Erik R. Sirri to the Board of Trustees of each Trust.	For	Withhold

1.12	To elect Peter J. Smail to the Board of Trustees of each Trust.	For	Withhold

1.13	To elect Cynthia L. Walker to the Board of Trustees of each Trust.	For	Withhold

	Cancel Vote & Exit	Submit Vote

If you have questions regarding the voting process, please call 877-456-7881

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Vote Confirmation Page

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Log Out

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on 12/04/2017 10:00 AM ET to submit new voting instructions.

This is a summary of your voting instructions for the Joint Special Meeting of Shareholders of Natixis, Natixis ETFs and Loomis Sayles Funds. You may print this page for your records.

Print Page

Instructions submitted on 10/5/2017 11:06:29 AM ET

1.01	To elect Kevin Charleston to the Board of Trustees of each Trust.	Voted For

1.02	To elect Kenneth A. Drucker to the Board of Trustees of each Trust.	Voted For

1.03	To elect Edmond J. English to the Board of Trustees of each Trust.	Voted For

1.04	To elect David L. Giunta to the Board of Trustees of each Trust.	Voted For

1.05	To elect Richard A. Gogliato to the Board of Trustees of each Trust.	Voted For

1.06	To elect Wendell J. Knox to the Board of Trustees of each Trust.	Voted For

1.07	To elect Matrin T. Meehan to the Board of Trustees of each Trust.	Voted For

1.08	To elect Maureen B. Mitchell to the Board of Trustees of each Trust.	Voted For

1.09	To elect Sandra O. Moose to the Board of Trustees of each Trust.	Voted For

1.10	To elect James P. Palermo to the Board of Trustees of each Trust.	Voted For

1.11	To elect Erik R. Sirri to the Board of Trustees of each Trust.	Voted For

1.12	To elect Peter J. Smail to the Board of Trustees of each Trust.	Voted For

1.13	To elect Cynthia L. Walker to the Board of Trustees of each Trust.	Voted For

Vote Another Card or Exit

Enter your e-mail address in the following textbox if you would like an email confirmation of your vote.

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Shareholder Meeting

A special meeting of shareholders of Natixis Funds, Natixis ETFs, and Loomis Sayles Funds has been scheduled for Monday, December 4, 2017. Each fund family is served by a common Board of Trustees. The purpose of the special meeting is for shareholders to elect 13 nominees to the Board.

Please see the link below for the proxy statement which provides detailed information about this important proposal. The special shareholder meeting will be held at 2:00 p.m. Eastern time on December 4, 2017 at the offices of NGAM Advisors, L.P., 888 Boylston St., Suite 800, Boston, MA 02199-8197.

Your vote counts

Your vote is extremely important. Please take a few moments to vote your shares, whether or not you plan to attend the meeting.

<link>

1914644.1.1

NATIXIS PROXY - WO# 29185 - TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **                                              IVR Revision 09-20-17

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.

Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the proposal.”

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:

“Okay, you’ll be voting your proxy for shares in Natixis Funds, Natixis ETFs and Loomis Sayles Funds. The Board Recommends a vote FOR” the proposal.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE APPLICABLE PROPOSAL:

“PROPOSAL 1    To vote FOR ALL nominees, Press 1.        To WITHHOLD your vote from all nominees, press 2.

Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting for all nominees”

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:

“Okay, voting withhold on all nominees”

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR.”

THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

NOTICE AND ACCESS: MATERIALS REQUEST TOUCH-TONE TELEPHONE SCRIPT

“WO# 29185 - Natixis”

EXPECTED MAIL DATE:                    - MEETING DATE:

WHEN CONNECTED TO OUR TOUCH TONE PHONE ORDERING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER(1-877-816-5331) , THE SHAREHOLDER WILL HEAR:

INITIAL GREETING:

“Thank you for calling the Proxy Materials Order Line.”

“This line is available to you until the meeting date of the current campaign”

THEN THE SHAREHOLDER IS PROMPTED TO ENTER THEIR CONTROL NUMBER:

“To request a copy of proxy materials by mail, I’ll need to validate some information from your Meeting Notice.”

“On your notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER ENTRY OF THEIR CONTROL NUMBER, THEY ARE PROMPTED TO ENTER THEIR SECURITY CODE:”

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.

THEN YOU HEAR:

“Thank you, Please hold while I validate those numbers.”

IF THE CODES ENTERED WERE VALID, THE CAMPAIGN SPECIFIC SPEECH IS HEARD NEXT:

“Okay, you’ll be requesting meeting materials for Natixis Funds, Natixis ETFs and Loomis Sayles Funds.”

THEN THE FOLLOWING SPEECH IS HEARD:

“Your request for a paper copy of your proxy materials will be processed in just a moment. For future meetings you can elect to receive proxy materials by email or by mail. If you prefer email, please log on to the web site listed on your shareholder meeting Notice so that we can capture your email address. If you prefer to receive all future proxy materials by mail, press 1 now. If you don’t want to set a future delivery preference, just hold on for your material order confirmation.”

NEXT, THE SHAREHOLDER HEARS:

“Please hold while I process your request.”

THEN THE SHAREHOLDER HEARS:

“Your request has been received. Proxy material orders will be mailed within 3 business days.”

OR, IF THE SHAREHOLDER HAS A PENDING ORDER THEY HEAR THIS SPEECH INSTEAD:

“There’s already a request for proxy meeting materials that’s pending. Material orders are mailed within 3 business days from when they were requested.”

IF THE MEETING IS WITHIN 10 DAYS OF THE CALL, THE SHAREHOLDER WILL HEAR:

“Since the meeting is within 10 days, I cannot guarantee that you’ll receive your proxy materials in sufficient time for you to review the materials and process your vote. However, you can always view your proxy materials and vote online by logging onto the website listed on your shareholder meeting notice.”

IF THE SHAREHOLDER ELECTED TO RECEIVE ALL FUTURE PROXY MATERIALS BY MAIL THEY WILL HEAR:

“Additionally, as you’ve indicated, you’ll receive all future proxy meeting materials by mail.”

THEN THE SHAREHOLDER IS PROMPTED TO SEE IF THEY HAVE ANOTHER NOTICE:

“If you have received a notice on another account that you’d like me to send you materials on, press one now.”

THEN IF THE SHAREHOLDER ELECTS TO ORDER MATERIALS FOR ANOTHER NOTICE:

“Okay, to send you materials on another account we’ll just need to repeat the process using the details from your other notice. Let’s begin...”

IF THE SHAREHOLDER DOESN’T CHOOSE THE OPTION TO ORDER MATERIALS FOR ANOTHER NOTICE, THEY HEAR:

“I’m now going to end this call. Thank you for calling. Goodbye.”

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 4, 2017.

NATIXIS FUNDS	Meeting Information
Meeting Type: Joint Special Meeting
For holders as of: September 15, 2017
Date: December 4, 2017 Time: 2:00 p.m. Eastern Time
Location: 888 Boylston Street
Suite 800
Boston, Massachusetts 02199-8197

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT    LETTER

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 20, 2017 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Trustees recommends you vote FOR the following:
1.	To elect thirteen nominees to the Board of Trustees of each Trust:

	01)	Kevin Charleston	08)	Maureen B. Mitchell
	02)	Kenneth A. Drucker	09)	Sandra O. Moose
	03)	Edmond J. English	10)	James P. Palermo
	04)	David L. Giunta	11)	Erik R. Sirri
	05)	Richard A. Goglia	12)	Peter J. Smail
	06)	Wendell J. Knox	13)	Cynthia L. Walker
	07)	Martin T. Meehan
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

GATEWAY FUND A SPECIAL MEETING TO BE HELD ON 12/04/17 AT 02:00 P.M. EST FOR HOLDERS AS OF 09/15/17 1 1-0001 *ISSUER CONFIRMATION COPY – INFO ONLY* GATEWAY FUND A SPECIAL MEETING TO BE HELD ON 12/04/17 AT 02:00 P.M. EST FOR HOLDERS AS OF 09/15/17 “ISSUER CONFIRMATION COPY - INFO ONLY” 1 1-0001 THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES. 367829207 DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 1. - 01-KEVIN CHARLESTON, 02-KENNETH A. DRUCKER, 03-EDMOND J. ENGLISH, 04-DAVID L. GIUNTA, 05-RICHARD A. GOGLIA, 06-WENDELL J. KNOX, 07-MARTIN T. MEEHAN, 08-MAUREEN 8. MITCHELL, 09-SANDRA 0. MOOSE, 10-JAMES P. PALERMO, 11-ERIK R. SIRRI, 12-PETER J. SMAIL, 13-CYNTHIA L. WALKER 0010100 “NOTE” SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. HOUSEHOLDING ELECTION > Mark “FOR” to enroll this account to receive certain future shareholder communications in a single package per household. Mark “AGAINST” if you do not want to participate. To change your election in the future, call 1-866-540-7096. See accompanying page for more information about this election. (HH) VIF11H IMPORTANT NOTICE REGARDING THE AVAILABILITY Of PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 12/04/17 FOR GATEWAY FUND A THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** A ** 2-1 -S FOR ALL NOMINEES WITHHOLD ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW. USE NUMBER ONLY X 3 367829207 PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING BroadridgeTM 51 MERCEDES WAY EDGEWOOD NY11717 IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) NATIXIS GLOBAL ASSET MANAGEMENT ATTN: STEVE WHITWORTH 888 BOYLSTON STREET, SUITE 800 BOSTON, NA 021998197 FOR AGN PAGE 1 OF 2 ** 1 1 OF 2 1 S2604 000

Loomis Sayles Proxy Statement Messaging – include with all Loomis Sayles dailies effective 10/16/2017

A special meeting of Shareholders of Natixis Funds and Loomis Sayles Funds has been scheduled for December 4th, 2017 at 2:00 PM. Each fund family is served by a common Board of Trustees and the purpose of the meeting is to elect 13 nominees to this Board. When you received your proxy materials we ask that you please take a moment to vote your shares.

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Natixis Proxy Statement Messaging – include with all Natixis dailies effective 10/16/2017

A special meeting of Shareholders of Natixis Funds and Loomis Sayles Funds has been scheduled for December 4th, 2017 at 2:00 PM. Each fund family is served by a common Board of Trustees and the purpose of the meeting is to elect 13 nominees to this Board. When you received your proxy materials we ask that you please take a moment to vote your shares.

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All Funds Proxy – 2017

Q: Why is this proxy vote being held?

A:	The primary reason is to elect 13 nominees to the Board of Trustees of each Trust. This proposal applies to all shareholders of the Natixis Funds and Loomis Sayles Funds. Both of these fund families are served by a common board of trustees. The Investment Company Act of 1940 Act, which defines responsibilities and limitations of certain types of investment vehicles such as Mutual Funds provides that Board member vacancies must be approved by shareholders when the current board members have appointed two-thirds of its members.

Q: When is the shareholder meeting?

A:	The shareholder meeting is scheduled for December 4th, 2017 at 2:00 PM Eastern time at the offices of NGAM Advisors, L.P., 888 Boylston St., Suite 800, Boston, MA 02199-8197. However, if voting requirements have not been met, the meeting may be adjourned for up to two weeks in order to obtain the necessary votes.

Q: I only received a card in the mail. Where can I view the proxy materials?

A:	The Funds are taking advantage of the SEC Notice and Access Rule. The notice you received includes a website where you can view the proxy materials and vote your shares. You may also vote your shares using a touch-tone telephone. This method of delivery allows us to save paper, and reduce the cost of the proxy to the Funds. However, if you prefer to receive hard copies of the proxy materials, you may request them on the web site (www.proxy-direct.com/nat-29185), or by phone (877-816-5331). You may also request that you receive hard copies of future proxy materials.

Q: I received multiple cards (or notices). Why is that?

A:	The Funds are divided into separate trusts. If you own funds that are in different trusts, you may receive more than one proxy card (or notice) for the shares that you own in those trusts. Please make sure to vote using each of the proxy cards (or notices) you received.

Q: Who is Computershare? And why have they called me? (We do not anticipate having to solicit votes by phone due to the nature of the proxy, but the answer is provided in case it is needed.)

A:	Computershare is a professional proxy solicitation firm, which has been retained to assist the Funds in obtaining and tabulating shareholder votes. They have signed confidentiality agreements concerning the safeguarding of shareholder information that they have received.

INTERNAL USE ONLY

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